UMPQUA HOLDINGS CORPORATION 3rd Quarter 2014 Earnings Conference Call Presentation October 16, 2014

2 Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. Forward-looking statements include statements that expressly or implicitly predict future results, performance or event. Statements other than statements of historical fact are forward-looking statements, which can be identified by use of words such as “anticipates,” “expects,” “believes,” “estimates,” and “intends,” and words or phrases of similar meaning. In this presentation we make forward-looking statements about capital management and capital ratios; the financial impact of the merger with Sterling Financial Corporation; and the Sterling merger integration including post-merger store consolidations, facilities consolidations and systems conversions;. Specific risks that could cause results to differ from forward-looking statements are set forth in our filings with the SEC and include, without limitation, changes in the discounted cash flow model used to determine the fair value of subordinated debentures; prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; material reductions in revenue or material increases in expenses; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; certain loan assets becoming ineligible for loss sharing; unanticipated increases in the cost of deposits; the consequences of a phase-out of junior subordinated debentures from Tier 1 capital; Umpqua’s ability to achieve the synergies and earnings accretion contemplated by the Sterling merger; Umpqua’s ability to promptly and effectively integrate the businesses of Sterling and Umpqua and complete system conversions; the diversion of management time on issues related to merger integration; changes in laws or regulations; and changes in general economic conditions.

 Delivered improved operating results:  Operating earnings(1) of $0.30 per diluted share, up from $0.27 in the prior quarter  Efficiency ratio (operating basis)(1) improved to 59.83%, from 60.33% in the prior quarter  Return on average tangible common equity (operating basis)(1) improved to 13.80%, from 12.76% in the prior quarter  Continued strong growth in loans and deposits:  Non-covered loan and leases (gross of sales) grew by $263.1 million, or 7% annualized, from the prior quarter. This growth was partially offset by sales of $117.6 million, for net growth of $145.5 million  Strong deposit growth of $404.6, or 10% annualized, driven by 14% annualized growth in core deposits  Credit quality remained strong:  Non-covered, non-performing assets to total assets remained at 0.36%  Increased capital and liquidity:  Estimated total risk-based capital ratio of 14.3% and estimated Tier 1 common to risk weighted asset ratio of 10.8%, up from 14.2% and 10.7%, respectively  Interest bearing cash increased to $1.2 billion, from $0.5 billion in the prior quarter Third Quarter 2014 Financial Highlights 3 $0.24 $0.25 $0.21 $0.27 $0.30 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Operating Earnings Per Diluted Share (1) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Summary Income Statement 4 > (1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items. > (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. ($ in millions except per share da ta ) 3Q 2014 2Q 2014 3Q 2013 Net interest income before provision 225.7$ 212.3$ 106.8$ Provision for non-covered loan and lease losses 14.4 15.4 3.0 Provision for (recapture of) covered loan and lease losses (0.1) (0.7) (1.9) Net interest income 211.4 197.6 105.7 Non-interest income 61.9 44.5 26.1 Non-interest expense 182.6 214.1 95.6 Income be fore provision for income taxes 90.7 28.0 36.2 Provision for income taxes 31.8 10.7 12.8 Ne t income 59.0 17.2 23.5 Dividends and undistributed earnings allocated to participating securities 0.1 0.1 0.2 Ne t earnings ava ilable to common shareholders 58.8$ 17.1$ 23.3$ Adjustments Net loss on junior subordinated debentures carried at fair value, net of tax 1.0 0.8 0.3 Merger related expenses, net of tax 5.3 35.9 2.9 Opera ting earnings 65.1$ 53.9$ 26.5$ Earnings per diluted share: Earnings available to common shareholders 0.27$ 0.09$ 0.21$ Operating earnings 0.30$ 0.27$ 0.24$

Selected Balance Sheet 5 ($ in millions) 3Q 2014 2Q 2014 3Q 2013 Total assets 22,488.1$ 22,042.2$ 11,569.3$ Interest bearing deposits 1,176.6 492.7 503.4 Investment securities 2,415.1 2,603.9 1,919.9 Non-covered loans and leases, gross 14,975.8 14,830.3 7,228.9 Allowance for non-covered loans and leases (107.8) (98.0) (84.7) Covered loans and leases, net 275.6 297.6 397.1 Goodwill and other intangibles, net 1,845.2 1,842.7 778.1 Deposits 16,727.6 16,323.0 9,067.2 Securities sold under agreements to repurchase 339.4 315.0 215.3 Term debt 1,057.1 1,057.9 252.0 Total shareholders' equity 3,752.5 3,729.1 1,726.0 Ratios: Loan to deposit ratio (1) 91.2% 92.7% 84.1% Book value per common share $17.27 17.17$ 15.42$ Tangible book value per common share (2) $8.78 8.69$ 8.47$ Tangible common equity to tangible assets (2) 9.24% 9.34% 8.78% > (1) Loan to deposit ratio defined as non-covered loans and leases (gross) plus covered loans and leases divided by total deposits. > (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Key Performance Ratios

		For the quarter ended				
		Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Profitability (operating basis)[1]	Return on average assets	1.16%	1.08%	0.84%	0.95%	0.92%
	Return on average tangible assets	1.27%	1.18%	0.90%	1.02%	0.99%
	Return on average common equity	6.95%	6.45%	5.61%	6.38%	6.11%
	Return on average tangible common equity	13.80%	12.76%	10.13%	11.56%	11.15%
	Efficiency ratio - consolidated	59.83%	60.33%	68.34%	67.66%	67.40%
	Adjusted net interest margin - consolidated	4.71%	4.85%	4.12%	4.12%	4.16%
Credit Quality	Non-covered non-performing loans and leases to non-covered loans and leases	0.33%	0.36%	0.54%	0.48%	0.62%
	Non-covered non-performing assets to total assets	0.36%	0.36%	0.53%	0.49%	0.54%
	Net charge-offs to average non-covered loans and leases (annualized)	0.12%	0.12%	0.22%	0.18%	0.23%
Capital	Tangible common equity to tangible assets [1]	9.24%	9.34%	8.67%	8.75%	8.78%
	Tier 1 common to risk-weighted asset ratio [2]	10.8%	10.7%	11.0%	11.0%	11.0%
	Total risk-based capital ratio [2]	14.3%	14.2%	14.7%	14.7%	14.7%

- [1] Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
- [2] Ratio estimated for Q2 2014, pending completion and filing of regulatory reports.

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Sterling Acquisition – Operating Accretion 7 Operating Earnings Per Share Bridge (1) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. Q3 2014 $0.30 Credit-related discount in interest income Provision for loan losses related to Sterling Purchase accounting adjustments Pro-forma $0.27 $0.03 Operating accretion: 49% 33% > Sterling acquisition was 49% accretive to Q3 2014 operating earnings per share > Included $0.03 per share in credit discount accretion and related provision for loan loss > Excluding these, Sterling acquisition was 33% accretive to Q3 2014 operating earnings per share

Loan Growth 8 Non-covered Loans and Leases (Gross) $5.7 $5.9 $6.7 $7.4 $14.8 $15.0 (in billions) 22% 18% 17% 2% 1% 7% 9% 3% 14% 5% 2% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of September 30, 2014 Q3 2014 gross annualized growth rate of 7% prior to sales > Non-covered loans and leases (gross of sales) grew by $263.1 million, or 7% annualized, from the prior quarter • Included $117.6 million in other sales, for net quarterly growth of $145.5 million > Q3 2014 loan pipeline at $2.4 billion, 72% C&I

28% 12% 36% 6% 18% Demand, non-interest bearing Demand, interest bearing Money market Savings Time Deposit Growth $9.4 $9.2 $9.4 $9.1 $16.3 $16.7 (in billions) Total Deposits Q3 2014 annualized growth rate of 10% As of September 30, 2014 > Total deposits grew by $404.6 million, or 10% annualized, from the prior quarter > Core deposits grew by $481.2 million, or 13.5% annualized, from the prior quarter > Cost of interest bearing deposits remained low at 0.22% 9

Net Interest Income and Margin 10 $106.3 $106.9 $104.8 $207.0 $225.0 4.16% 4.12% 4.12% 4.85% 4.71% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Adjusted net interest income Adjusted net interest margin > Adjusted net interest income (1) increased by $18.0 million from the prior quarter • Q3 2014 includes $21.7 million in interest income related to credit discount accretion from the Sterling deal, down slightly from $24.5 million in the second quarter (in millions) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. 4.28% 4.25% Adjusted net interest margin, excluding interest income related to credit discount from Sterling deal

Mortgage Banking Revenue 11 $12.8 $9.9 $8.4 $22.1 $24.1 $2.7 $2.9 $3.0 $5.4 $6.2 $(0.4) $3.1 $(1.0) $(3.2) $(4.3) $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Origination and sale Servicing Change in fair value of MSR asset > Total mortgage banking revenue increased by $1.7 million from the prior quarter (in millions) $15.1 $16.0 $10.4 $24.3 $26.0

> Gain on sale margin, based on total mortgage volume, declined slightly to 2.44% • Decline in margin due to a decline in locked mortgage pipeline • Legacy Sterling pricing conformed to Umpqua in Q3 Gain on Sale Margin – Total Mortgage Volume 12 $463.0 $359.6 $293.2 $895.0 $988.0 2.76% 2.76% 2.87% 2.47% 2.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Total mortgage volume Closed mortgage volume Gain on sale margin (in millions)

> Gain on sale margin, based on for sale mortgage volume, declined to 3.46% • Decline in margin due to a decline in locked mortgage pipeline • Legacy Sterling pricing conformed to Umpqua in Q3 Gain on Sale Margin – For Sale Mortgage Volume $357.4 $271.5 $204.4 $623.7 $695.9 3.57% 3.65% 4.12% 3.55% 3.46% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 For sale mortgage volume Closed mortgage volume Gain on sale margin 13 (in millions)

Non-interest Expense 14 $90.7 $93.7 $90.5 $156.6 $174.0 $4.9 $1.6 $6.0 $57.5 $8.6 $- $50.0 $100.0 $150.0 $200.0 $250.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Non-interest expense (excluding merger-related expenses) Merger-related expenses > Non-interest expense (excluding merger expenses) increased by $17.4 million from prior quarter, primarily driven by primarily driven by 19 additional days of Sterling non-interest expense due to the timing of the acquisition in the prior quarter • Achieved approximately 45% of $87 million (annualized) cost synergy target, in September 2014 (in millions) $95.6 $95.4 $96.5 $214.1 $182.6

Provision for Loan Losses 15 > Provision for non-covered loan losses decreased by $1.0 million from the prior quarter • $9.7 million of Q3 2014 provision was related to Sterling and $5.1 million was related to FinPac $1.8 $3.0 $4.9 $5.5 $5.1 $7.7 $9.7 $1.2 $0.8 $0.5 $2.2 $(0.4) $(2.0) $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Provision for non-covered loan losses FinPac Sterling Legacy Umpqua (in millions) $3.0 $3.8 $5.4 $15.4 $14.4

Credit Quality 16 > All of the key credit quality ratios remained strong 1.36% 1.28% 1.27% 1.26% 1.17% 1.16% 1.17% 0.66% 0.72% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Allowance for non-covered loan losses to non-covered loans and leases 0.86% 0.75% 0.69% 0.60% 0.54% 0.49% 0.53% 0.36% 0.36% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Non-covered, non-performing assets to total assets 0.38% 0.26% 0.47% 0.11% 0.23% 0.18% 0.22% 0.12% 0.12% 0.00% 0.50% 1.00% 1.50% 2.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Net charge-offs to average non-covered loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 2.2% 2.1%

Capital Ratios

- Regulatory capital ratios remained in excess of well-capitalized and internal policy limits
- Focused on deploying / returning excess capital
  - Current quarterly dividend of $0.15 per share, ~3.8% dividend yield
- Excess capital (above internal policy limits), on a pro forma Basel III basis, estimated to be ~$175 million by early 2015
- Trust preferred par value of $461.2 million as of September 30, 2014
- Net operating loss DTA of $211.7 million as of September 30, 2014



Q3 2014 Capital Ratios (1)
9.24%
10.9%
10.8%
13.6%
14.3%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based
Common
TRUP
LLR

(1) Regulatory capital ratios are estimated, pending completion and filing of the Company's regulatory reports.

Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity.

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Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Operating Earnings

(Dollars in thousands, except per share data)	Quarter Ended Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	% Change Seq. Quarter	Year over Year
Net earnings available to common shareholders	$ 58,847	$ 17,138	$ 18,651	$ 25,058	$ 23,281	243 %	153 %
Adjustments:							
Net loss on junior subordinated debentures carried at fair value, net of tax (1)	955	821	325	332	332	16 %	188 %
Merger related expenses, net of tax (1)	5,274	35,926	5,073	2,502	2,914	(85)%	81 %
Operating earnings	$ 65,076	$ 53,885	$ 24,049	$ 27,892	$ 26,527	21 %	145 %
Earnings per diluted share:							
Earnings available to common shareholders	$ 0.27	$ 0.09	$ 0.17	$ 0.22	$ 0.21	200 %	29 %
Operating earnings	$ 0.30	$ 0.27	$ 0.21	$ 0.25	$ 0.24	11 %	25 %

	Nine Months Ended Sep 30, 2014	Sep 30, 2013	% Change Year over Year
Net earnings available to common shareholders	$ 94,636	$ 72,515	31 %
Adjustments:			
Net loss on junior subordinated debentures carried at fair value, net of tax (1)	2,101	986	113 %
Merger related expenses, net of tax (1)	46,273	4,318	nm
Operating earnings	$ 143,010	$ 77,819	84 %
Earnings per diluted share:			
Earnings available to common shareholders	$ 0.54	$ 0.65	(17)%
Operating earnings	$ 0.81	$ 0.69	17 %

(1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items.
nm = not meaningful.

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UMPQUA BANK

Non-GAAP Reconciliation – Adjusted Net Interest Income

(Dollars in thousands)	Quarter Ended Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	% Change Seq. Quarter	% Change Year over Year
Net interest income	$ 225,716	$ 212,259	$ 107,838	$ 110,074	$ 106,809	6 %	111 %
Tax equivalent adjustment (1)	1,443	1,394	1,092	1,119	1,137	4 %	27 %
Net interest income (1)	227,159	213,653	108,930	111,193	107,946	6 %	110 %
Adjustments:							
Interest and fee reversals (recoveries) on non-accrual loans	74	450	122	(399)	203	(84)%	(64)%
Covered loan disposal gains	(2,262)	(7,128)	(4,259)	(3,908)	(1,836)	(68)%	23 %
Adjusted net interest income (1)	$ 224,971	$ 206,975	$ 104,793	$ 106,886	$ 106,313	9 %	112 %
Average interest earning assets	$ 18,963,760	$ 17,116,070	$ 10,310,116	$ 10,292,996	$ 10,136,677	11 %	87 %
Net interest margin – consolidated (1)	4.75 %	5.01 %	4.28 %	4.29 %	4.22 %		
Adjusted net interest margin – consolidated (1)	4.71 %	4.85 %	4.12 %	4.12 %	4.16 %		

	Nine Months Ended Sep 30, 2014	Sep 30, 2013	% Change Year over Year
Net interest income	$ 545,813	$ 294,891	85 %
Tax equivalent adjustment (1)	3,929	3,460	14 %
Net interest income (1)	549,742	298,351	84 %
Adjustments:			
Interest and fee reversals on non-accrual loans	646	1,321	(51)%
Covered loan disposal gains	(13,649)	(9,227)	48 %
Adjusted net interest income (1)	$ 536,739	$ 290,445	85 %
Average interest earning assets	$ 15,495,014	$ 10,201,559	52 %
Net interest margin – consolidated (1)	4.74 %	3.91 %	
Adjusted net interest margin – consolidated (1)	4.63 %	3.81 %	

(1) Tax equivalent basis. Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

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UMPQUA BANK

Non-GAAP Reconciliation – Tangible Book Value 21 (Dollars in thousands, except per share data) Sep 30, 2014 Jun 30, 2014 Mar 31, 2014 Dec 31, 2013 Sep 30, 2013 Total shareholders' equity $ 3,752,508 $ 3,729,060 $ 1,734,476 $ 1,727,426 $ 1,725,995 Subtract: Goodwill and other intangible assets, net 1,845,242 1,842,670 775,488 776,683 778,094 Tangible common shareholders' equity $ 1,907,266 $ 1,886,390 $ 958,988 $ 950,743 $ 947,901 Total assets $ 22,488,059 $ 22,042,229 $ 11,838,726 $ 11,636,112 $ 11,569,297 Subtract: Goodwill and other intangible assets, net 1,845,242 1,842,670 775,488 776,683 778,094 Tangible assets $ 20,642,817 $ 20,199,559 $ 11,063,238 $ 10,859,429 $ 10,791,203 Common shares outstanding at period end 217,261,722 217,190,721 112,319,525 111,973,203 111,928,762 Tangible common equity ratio 9.24% 9.34% 8.67% 8.75% 8.78 % Tangible book value per common share $ 8.78 $ 8.69 $ 8.54 $ 8.49 $ 8.47

Thank you